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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to ss.240.14a-12

                      WESTBOROUGH FINANCIAL SERVICES, INC.
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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FOR IMMEDIATE RELEASE:


Contact:
Mark O'Connell at (978) 567-3541 (Hudson) moconnell@hudsonsb.com or
Joseph MacDonough at (774) 760-1201 (Westborough) jmacdonough@westboroughbank.com

        Assabet Valley Bancorp and Westborough Financial Services, Inc.
        ---------------------------------------------------------------
                             Announce Merger Plans
                             ---------------------

Hudson, MA and Westborough, MA, November 14, 2006 - Assabet Valley Bancorp, Hudson Savings Bank, Westborough Bancorp, MHC ("Westborough MHC"), Westborough Financial Services, Inc. (OTC Bulletin Board: WFSM.OB) ("Westborough Financial") and The Westborough Bank ("Westborough Bank") have entered into an Agreement and Plan of Merger (the "Agreement").

According to Mark O'Connell, President of Hudson Savings Bank, "This is a win-win-win. It's a win for both banks--we share a commitment to community banking and will be much stronger as a larger more diverse institution. It's a win for the communities we serve because we will be even better equipped to offer competitive products and more services. And it's a win for the employees of both banks who will have greater opportunities that a larger company can offer."

Joe MacDonough, President of Westborough Bank and Westborough Financial, echoed O'Connell's sentiments. "This is a terrific opportunity to create a larger, stronger bank that will build on the traditions of Westborough Bank and Hudson Savings Bank. Additionally, I am pleased to say that there will be no layoffs or branch closings. This merger will ensure that there will continue to be a locally-owned, locally controlled bank in our communities."

Hudson Savings Bank is a Massachusetts-chartered savings bank which is wholly-owned by Assabet Valley Bancorp, a Massachusetts-chartered mutual holding company. Westborough Bank is a Massachusetts-chartered stock savings bank which is wholly-owned by Westborough Financial, a Massachusetts-chartered mid-tier holding company and majority-owned subsidiary of Westborough MHC, a Massachusetts-chartered mutual holding company.

Pursuant to the Agreement, the mutual holding company structure of Westborough MHC will be eliminated and Westborough Bank will ultimately merge with Hudson Savings Bank. The combined bank will be renamed prior to the completion of the transactions. The stockholders of Westborough Financial, other than Westborough MHC, will receive $35.00 in cash in exchange for each share of common stock.

Pursuant to the Agreement, all of the trustees and corporators of Westborough MHC will be elected or appointed to Assabet Valley Bancorp's Board of Trustees and Board of Corporators and Mr. MacDonough will serve as President and Chief Executive Officer of Assabet Valley Bancorp. The Board of Directors of the combined bank will be comprised of nine current Westborough Financial directors and fifteen current Hudson Savings Bank directors. Mr. O'Connell will serve as President
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and CEO of the new combined Bank and Mr.  MacDonough will serve as an Executive
Vice President.

The transactions are subject to several conditions, including the receipt of regulatory approvals and the approval of the stockholders Westborough Financial and the corporators of Westborough MHC and Assabet Valley Bancorp. It is anticipated that the transactions will be completed in spring of 2007 at which time Hudson Savings Bank and Westborough Bank will begin combining systems, data and personnel. This process is expected to be completed by the end of 2007 and will enable each bank's respective customers to utilize the entire branch and ATM network of the new combined entity.

Westborough Financial was advised by RBC Capital Markets Corporation and its legal counsel was Thacher Proffitt & Wood LLP. Assabet Valley was advised by Keefe, Bruyette & Woods and its legal counsel was Foley Hoag LLP.

Hudson Savings Bank has offices in Hudson, Marlborough, Clinton and Leominster, Massachusetts. The bank employees more than 125 people and has assets in excess of $655 million. Additional information about Hudson Savings Bank can be found at www.hudsonsb.com.

Westborough Bank has offices in Westborough, Northborough and Shrewsbury, Massachusetts. It employs about 75 people and has assets of $300 million. Westborough Financial's common stock is traded on the OTC Bulletin Board under the symbol "WFSM.OB." Additional information about Westborough Bank can be found at www.westboroughbank.com.

Forward-looking Information

THIS PRESS RELEASE CONTAINS CERTAIN STATEMENTS THAT ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY
INVOLVE UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND THE CONTROL OF WESTBOROUGH FINANCIAL SERVICES, INC. ACTUAL EVENTS, PERFORMANCE AND RESULTS COULD DIFFER MATERIALLY FROM THE ANTICIPATED EVENT, PERFORMANCE OR RESULTS EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. THE FACTORS WHICH MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER FACTORS, THE ABILITY OF THE PARTIES TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, CONDITIONS IMPOSED ON THE CONSUMMATION OF SUCH TRANSACTIONS BY REGULATORY AGENCIES, THE COMPETITIVE ENVIRONMENT AND GENERAL ECONOMIC CONDITIONS.

This communication is being made in respect of the proposed merger transaction involving Westborough Financial Services, Inc. Westborough Financial Services, Inc. will be filing relevant documents concerning the merger with the Securities and Exchange Commission, include a proxy statement. We urge
investors  to  read  these  documents   because  they  will  contain  important
information. Investors will be able to obtain these documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Westborough will be available free of charge from the Secretary of Westborough (John L. Casagrande, Secretary, Westborough Financial Services, Inc., 100 East Main Street, Westborough, Massachusetts 01581).
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Westborough  Financial Services,  Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the merger. Information about the directors and executive officers of Westborough and ownership of Westborough common stock is set forth in Westborough's proxy statement for its 2006 annual meeting of stockholders, dated January 3, 2006, as filed with the Securities and Exchange Commission. Additional information about the interests of those participants may be obtained from reading the definitive proxy statement relating to the proposed acquisition when it becomes available. Westborough stockholders should read the proxy statement and other documents to be filed with the SEC carefully before making a decision concerning the merger.